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                                                                   EXHIBIT 10.63

                         Shareholders' Voting Rights Proxy Agreement
                       New Focus Media Advertising Agency Acknowledgement Letter

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

      FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD., (registered address: Room A72, 28 Floor, No.369, Jiangsu Road, Changning District, Shanghai) and SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (registered address: Room 1003F, No. 1027, Changning Road, Changning District, Shanghai) (hereinafter the "PARTICIPATING SHAREHOLDERS" collectively), and SHANGHAI NEW FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (registered address: Room
F-200, No. 111, Fengpu Avenue, Shanghai Industrial General Development Zone) (hereinafter the "PARTICIPATING TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. and other relevant parties (hereinafter "PROXY AGREEMENT") dated March 28 2005. Participating Shareholders and Participating Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participating Target Company in respect of 100% of the equity interest in the registered capital of Participating Target Company held by the Participating Shareholder as of the date of the Acknowledgement Letter, on behalf of Participating Shareholder.

      Once this Acknowledgement Letter is executed by the Participating Shareholder and Participated Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and

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                         Shareholders' Voting Rights Proxy Agreement
                       New Focus Media Advertising Agency Acknowledgement Letter

acknowledged the rights and obligations of the Parties under the Proxy
Agreement.

                                [EXECUTION PAGE]

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign:    /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD.
(CHOP)

Sign:    /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

SHANGHAI NEW FOCUS MEDIA ADVERTISING AGENCY CO., LTD.
(CHOP)

Sign:    /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(CHOP)

Sign:    /s/ Jason Nanchun Jiang
      -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006